================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 23, 2003
                                                          -------------

                         FIRST WASHINGTON FINANCIALCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              New Jersey                     000-32949             52-2150671
              -----------                   ----------            ------------
      (State or other jurisdiction          (Commission          (IRS Employer
          of incorporation)                 File Number)       Identification No

         US Route 130 & Main Street
         Windsor, New Jersey                                         08561
         -------------------                                         ------
         (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on June 23, 2003 announcing that, effective June 25, 2003, the Registrant's common stock will be traded on the NASDAQ SmallCap Market.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                      Description
         -----------                      -----------

                  99                      The Registrant issued a press
                                          release on June 23, 2003 announcing
                                          that, effective June 25, 2003, the
                                          Registrant's common stock will be
                                          traded on the NASDAQ SmallCap Market.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST WASHINGTON FINANCIALCORP.
                                           -------------------------------
                                            (Registrant)


Dated: June 23, 2003                       By: C. HERBERT SCHNEIDER
                                              -----------------------
                                           C. HERBERT SCHNEIDER
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.       Description                                                           Page No.
-----------       -----------                                                           --------
99                The Registrant issued a press release on June 23, 2003                   5
                  announcing that, effective June 25, 2003, the Registrant's common stock will be traded on the NASDAQ SmallCap
                  Market.